Exhibit 10.11

                       WISCONSIN ENERGY CORPORATION
                     NON-QUALIFIED STOCK OPTION AWARD


THIS NON-QUALIFIED STOCK OPTION, dated the 19th day of May, 1998, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to Director (the "Director") pursuant to the Company's 1993 Omnibus Stock Incentive Program (the "Plan") as amended on May 19, 1998.
WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its directors to increase their stock ownership in the Company in order that they will thus have a greater incentive to direct the Company's affairs in such a way that its shares may become more valuable; and WHEREAS, the Director serves the Company or one of its subsidiaries as director ("Covered Service");
NOW, THEREFORE, in consideration of these premises and the services to be performed by the Director, the Company grants this stock option to the Director on the following terms and conditions.

1.   OPTION GRANT
     ------------
The Company grants to the Director an option to purchase a total of Shares shares of Common Stock of the Company at an option price of $29.344 per share. This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   VESTING OF OPTION
     -----------------
Except as otherwise provided herein, this option shall be exercisable only prior to the expiration date hereof, and then only as set forth in the following schedule:

     Years from Date of Option Grant    Shares Exercisable
     -------------------------------    ------------------
          Less than 1                           0%
          At least 1 but less than 2          33.3%
          At least 2 but less than 3          66.6%
          At least 3                           100%

Notwithstanding the foregoing, this option shall become immediately exercisable in the event that all of a Director's Covered Service ceases because of death or disability (which shall mean such illness or injury as renders the Director unable to perform Covered Service) or all Covered Service ceases for any other reason at or after age 60. In addition, this option shall become fully exercisable upon a Change of Control of the Company, as defined in paragraph 11 of the Plan, while the Director is in Covered Service. Any unvested shares are immediately forfeited if the Director leaves Covered Service for any reason other than death or disability or prior to age 60. However, the Compensation Committee may, in its discretion, vest options upon separation.

3.   TERM OF OPTION
     --------------
All rights to exercise this option shall terminate at the earliest of the following dates:
(a) following cessation of all Covered Service, for any reason other than death, vested options are exercisable for 5 years; or
(b) following cessation of all Covered Service because of death, vested options are exercisable for 2 years; or
(c)       ten years from date of grant.

4.   METHOD OF EXERCISE
     ------------------
This option may be exercised only by appropriate notice in writing delivered to the Corporate Secretary of the Company and accompanied by:
(1) a check payable to the order of the Company for the full purchase price of the shares purchased, or delivery of shares of Common Stock owned by the Director (or an attestation of the Director's ownership of such shares in lieu of delivery) valued at fair market value on the date of exercise, or some combination of a check and use of such shares (and shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Director for six months), and
(2) such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.

5.   NON-TRANSFERABILITY; DEATH
     --------------------------
This option is not transferable by the Director otherwise than by will or the laws of descent and distribution and is exercisable during the Director's lifetime only by the Director. If the Director dies after cessation of all Covered Service, but during the option period and before the expiration of the 5-year exercise period specified in paragraph 3(i) hereof, this option may be exercised, to the extent otherwise vested, in whole or in part and from time to time, in the manner described in paragraph 4 hereof, by the Director's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) two years after the Director's death or (b) ten years from the date hereof, whichever period is shorter.

6.   REGISTRATION
     ------------
If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available. The Director shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Director's account in the book-entry form.

7.   ADJUSTMENTS
     -----------
If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. If during the term of this option, the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition Consideration"), whether as a result of reorganization, sale, merger, consolidation, or other similar transaction, the Committee shall cause adequate provision to be made whereby the Director shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the Director would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.

8.   WITHHOLDING
     -----------
The Director will be responsible for any tax consequences that result from the exercise of this option. The Director grants the Company full power and authority to take any action it considers necessary or desirable in order to comply with any applicable tax withholding or reporting obligations.

9.   IMPACT ON OTHER BENEFITS
     ------------------------
The income attributable to the exercise of this option shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.
IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Director has agreed to the terms and conditions of this option, all as of the date first above written.

                                               WISCONSIN ENERGY CORPORATION


                                     By: ----------------------------------
                                                        Corporate Secretary



                                         ----------------------------------
                                                                 Director

                       WISCONSIN ENERGY CORPORATION
                          RESTRICTED STOCK AWARD

THIS RESTRICTED STOCK AWARD, dated this 19th day of May, 1998, is granted by WISCONSIN ENERGY CORPORATION (the "Company") to Name (the "Employee"), pursuant to the Company's 1993 Omnibus Stock Incentive Plan (the "Plan") as amended on May 19, 1998.
WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders to provide an incentive for certain of its key employees to work for and manage the affairs of the Company in such a way that its shares become more valuable; and WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;
NOW, THEREFORE, in consideration of these premises and the services to be performed by the Employee, the Company grants this Restricted Stock Award to the Employee on the following terms and conditions.

1.   AWARD
     -----
The Company grants to the Employee a restricted stock award on May 19, 1998 (the "Award Date"), covering Rest_Stock shares of the common stock of the Company (the "Restricted Stock").

2.   RESTRICTION
     -----------
The Restricted Stock shall become vested upon the first to occur, if any, of the following events:

          (a) The termination of the Employee's employment with the Company or a subsidiary by reason of retirement, disability, or death. For these purposes, "retirement" shall mean separation from the service of the Company at or after the attainment of age 60, and "disability" shall mean separation from the service of the Company because of such illness or injury as renders the Employee unable to perform the material duties of the Employee's job.
          (b) The occurrence of a Change of Control of the Company as defined in paragraph 11 of the Plan.
          (c)  Ten years from the date of this Award.

The period of time during which the shares covered by this Restricted Stock Award are forfeitable is referred to as the "Restricted Period". If the Employee's employment with the Company or one of its subsidiaries terminates during the Restricted Period for any reason other than as specified in subsection (a) above, the Restricted Stock shall be forfeited to the Company on the date of such termination, without any further obligations of the Company to the Employee and all rights of the Employee with respect to the Restricted Stock shall terminate. The Compensation Committee may, in its discretion, vest shares upon separation.

3.   PERFORMANCE ACCELERATION GOALS
     ------------------------------
Notwithstanding Section 2, restrictions will be removed on M_10 shares of the Restricted Stock and on any additional restricted shares acquired with cash dividends on such Restricted Stock or acquired as a result of stock dividends thereon for every year, on a cumulative basis, in which the schedule of cumulative earnings identified in Appendix A is met or exceeded. An illustration regarding the removal of restrictions based on this Section is set forth in Appendix A and made a part hereof. If the Company shall, at any time during the Restricted Period, change the number of its issued and outstanding shares of common stock by means of a stock dividend or a stock split without new consideration to the Company, the schedule of cumulative earnings identified in Appendix A shall be adjusted accordingly so that the incentive targets represented by such schedule are preserved. In the event of any other change in the capital structure of the Company or any other event regarding the Company during the Restricted Period, the Compensation Committee may make such adjustment, if any, respecting such schedule as it considers desirable. The Compensation Committee may, in its discretion, permit earlier vesting.

4.   RIGHTS DURING RESTRICTED PERIOD
     -------------------------------
The Employee, during the Restricted Period, shall have the right to vote the Restricted Stock; however, all cash dividends, stock dividends, stock rights or other securities issued with respect to the Restricted Stock (collectively, the "Proceeds") shall be forfeitable and subject to the same restrictions as exist regarding the original shares of Restricted Stock. All cash dividends will be used to acquire additional restricted shares. The Restricted Stock shall be nontransferable during the Restricted Period, except by will or the laws of descent and distribution.

5.   CUSTODY
     -------
The Restricted Stock may be credited to Employee in book entry form and shall be held, along with any Proceeds, in custody by the Company or an agent for the Company (including, as determined by the Company, under the Company's Stock Plus Plan and any Proceeds may be applied as directed by the Company) until the applicable restrictions have expired. If any certificates are issued for shares of Restricted Stock or any of the Proceeds during the Restricted Period, such certificates shall bear an appropriate legend as determined by the Company referring to the applicable terms, conditions and restrictions and the Employee shall deliver a signed, blank stock power to the Company relating thereto.

6.   TAX WITHHOLDING
     ---------------
The Employee may satisfy any tax withholding obligations arising with respect to the Restricted Stock in whole or in part by tendering a check to the Company for any required amount, by election to have a portion of shares withheld to defray all or a portion of any applicable taxes, or by election to have the Company or its subsidiaries withhold the required amounts from other compensation payable to the Employee.

7.   IMPACT ON OTHER BENEFITS
     ------------------------
The value of the Restricted Stock awarded hereunder, either on the award date or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.

                                 WISCONSIN ENERGY CORPORATION
                                     By:
                                          ---------------------------------
                                                       Corporate Secretary

                                          ---------------------------------
                                                                      Name
                       WISCONSIN ENERGY CORPORATION
                       INCENTIVE STOCK OPTION AWARD


THIS INCENTIVE STOCK OPTION, dated the 19th day of May, 1998, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to Name (the "Employee") pursuant to the Company's 1993 Omnibus Stock Incentive Program (the "Plan") as amended on May 19, 1998.
WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and
WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;
NOW, THEREFORE, in consideration of these premises and the services to be performed by the Employee, the Company grants this stock option to the Employee on the following terms and conditions.

1.   OPTION GRANT
     ------------
The Company grants to the employee an option to purchase a total of ISO shares of Common Stock of the Company at an option price of $29.344 per share. This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   VESTING OF OPTION
     -----------------
Except as otherwise provided herein, this option shall be exercisable only prior to the expiration date hereof, and then only as set forth in the following schedule:

      Years from Date of Option    % of Shares Exercisable
               Granted             -----------------------
      -------------------------
     Less than 1                             0%
     At least 1 but less than 2              25%
     At least 2 but less than 3              50%
     At least 3 but less than 4              75%
     At least 4                             100%

Notwithstanding the foregoing, this option shall become immediately exercisable in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, disability, or death. For purposes of this option, "retirement" shall mean separation from the service of the Company either at or at or after the attainment of age 55 and completion of at least ten years of service or at or after age 65, and "disability" shall mean separation from the service of the Company because of such illness or injury as renders the Employee unable to perform the material duties of the Employee's job. In addition, this option shall become fully exercisable upon a Change of Control of the Company, as defined in paragraph 11 of the Plan, while the Employee is employed by the Company. Any unvested shares are immediately forfeited if the Employee ceases to be employed by the Company for any reason other than retirement, disability, or death. However, the Compensation Committee may, in its discretion, vest options upon separation.

3.   TERM OF OPTION
     --------------
All rights to exercise this option shall terminate at the earliest of the following dates:
(i) three months after the termination of the Employee's employment with the Company or a subsidiary for any reason other than retirement, disability or death;
(ii) two years after the termination of employment by reason of disability or death (provided that the option shall not be treated as an incentive stock option if it is exercised more than one year after termination by reason of permanent and total disability within the meaning of Section 422(c)(6) of the Code);
(iii) five years after termination of employment by retirement (provided that the option shall not be treated as an incentive stock option if it is exercised more than three months after Employee's termination of employment); or
(iv)      ten years from the date of grant.

4.   METHOD OF EXERCISE
     ------------------
This option may be exercised only by appropriate notice in writing delivered to the Corporate Secretary of the Company and accompanied by:

(a) a check payable to the order of the Company for the full purchase price of the shares purchased, or delivery of shares of Common Stock owned by the Employee (or an attestation of the Employee's ownership of such shares in lieu of delivery) valued at fair market value on the date of exercise, or some combination of a check and use of such shares (and shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months), and
(b) such other documents or representations (and satisfaction of any applicable tax withholding obligations) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option. This option shall not be treated as an incentive stock option unless it is exercised within the time limits permitted by applicable tax laws.

5.   NON-TRANSFERABILITY; DEATH
     --------------------------
This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the Employee's lifetime only by the Employee. If the Employee dies after termination of employment but during the option period and before the expiration of the applicable exercise period specified in paragraph 3 hereof, this option may be exercised, to the extent otherwise vested, in whole or in part and from time to time, in the manner described in paragraph 4 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) two years after the Employee's death or (b) ten years from the date hereof, whichever period is shorter.

6.   REGISTRATION
     ------------
If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available. The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.

7.   ADJUSTMENTS
     -----------
If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. If during the term of this option, the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition Consideration"), whether as a result of reorganization, sale, merger, consolidation, or other similar transaction, the Committee shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.

8.   NOTICE OF DISPOSITION
     ---------------------
If the Employee disposes of any shares acquired on the exercise of this option within either (a) two years after the date of option grant or (b) one year after the date of option exercise, the Employee agrees to notify the Company within seven days of such disposition.

9.   IMPACT ON OTHER BENEFITS
     ------------------------
The income attributable to the exercise of this option shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.
IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.

                                   WISCONSIN ENERGY CORPORATION


                                   By:
                                       ------------------------------------
                                                        Corporate Secretary

                                       ------------------------------------
                                                                       Name


                       WISCONSIN ENERGY CORPORATION
                       INCENTIVE STOCK OPTION AWARD


THIS INCENTIVE STOCK OPTION, dated the 19th day of May, 1998, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to Name (the "Employee") pursuant to the Company's 1993 Omnibus Stock Incentive Program (the "Plan") as amended on May 19, 1998.
WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its stockholders for its officers and other key employees to obtain or increase their stock ownership interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and
WHEREAS, the Employee is employed by the Company or one of its subsidiaries as an officer or key employee;
NOW, THEREFORE, in consideration of these premises and the services to be performed by the Employee, the Company grants this stock option to the Employee on the following terms and conditions.

1.   OPTION GRANT
     ------------
The Company grants to the employee an option to purchase a total of ISO shares of Common Stock of the Company at an option price of $29.344 per share. This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   VESTING OF OPTION
     -----------------
Except as otherwise provided herein, this option shall be exercisable only prior to the expiration date hereof, and then only as set forth in the following schedule:

      Years from Date of Option    % of Shares Exercisable
               Granted             -----------------------
      ------------------------
     Less than 1                             0%
     At least 1 but less than 2              25%
     At least 2 but less than 3              50%
     At least 3 but less than 4              75%
     At least 4                             100%

Notwithstanding the foregoing, this option shall become immediately exercisable in the event that the Employee's employment with the Company or a subsidiary terminates by reason of retirement, disability, or death. For purposes of this option, "retirement" shall mean separation from the service of the Company either at or at or after the attainment of age 55 and completion of at least ten years of service or at or after age 65, and "disability" shall mean separation from the service of the Company because of such illness or injury as renders the Employee unable to perform the material duties of the Employee's job. In addition, this option shall become fully exercisable upon a Change of Control of the Company, as defined in paragraph 11 of the Plan, while the Employee is employed by the Company. Any unvested shares are immediately forfeited if the Employee ceases to be employed by the Company for any reason other than retirement, disability, or death. However, the Compensation Committee may, in its discretion, vest options upon separation.

3.   TERM OF OPTION
     --------------
All rights to exercise this option shall terminate at the earliest of the following dates:
(i) three months after the termination of the Employee's employment with the Company or a subsidiary for any reason other than retirement, disability or death;
(ii) two years after the termination of employment by reason of disability or death (provided that the option shall not be treated as an incentive stock option if it is exercised more than one year after termination by reason of permanent and total disability within the meaning of Section 422(c)(6) of the Code);
(iii) five years after termination of employment by retirement (provided that the option shall not be treated as an incentive stock option if it is exercised more than three months after Employee's termination of employment); or
(iv)      ten years from the date of grant.

4.   METHOD OF EXERCISE
     ------------------
This option may be exercised only by appropriate notice in writing delivered to the Corporate Secretary of the Company and accompanied by:

(a) a check payable to the order of the Company for the full purchase price of the shares purchased, or delivery of shares of Common Stock owned by the Employee (or an attestation of the Employee's ownership of such shares in lieu of delivery) valued at fair market value on the date of exercise, or some combination of a check and use of such shares (and shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months), and
(b) such other documents or representations (and satisfaction of any applicable tax withholding obligations) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option. This option shall not be treated as an incentive stock option unless it is exercised within the time limits permitted by applicable tax laws.

5.   NON-TRANSFERABILITY; DEATH
     --------------------------
This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable during the Employee's lifetime only by the Employee. If the Employee dies after termination of employment but during the option period and before the expiration of the applicable exercise period specified in paragraph 3 hereof, this option may be exercised, to the extent otherwise vested, in whole or in part and from time to time, in the manner described in paragraph 4 hereof, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of (a) two years after the Employee's death or (b) ten years from the date hereof, whichever period is shorter.

6.   REGISTRATION
     ------------
If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available. The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.

7.   ADJUSTMENTS
     -----------
If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. If during the term of this option, the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition Consideration"), whether as a result of reorganization, sale, merger, consolidation, or other similar transaction, the Committee shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.

8.   NOTICE OF DISPOSITION
     ---------------------
If the Employee disposes of any shares acquired on the exercise of this option within either (a) two years after the date of option grant or (b) one year after the date of option exercise, the Employee agrees to notify the Company within seven days of such disposition.

9.   IMPACT ON OTHER BENEFITS
     ------------------------
The income attributable to the exercise of this option shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.

IN WITNESS WHEREOF, the Company has caused the execution hereof by its duly authorized officer and Employee has agreed to the terms and conditions of this option, all as of the date first above written.

                                   WISCONSIN ENERGY CORPORATION


                                   By:
                                     --------------------------------------
                                                        Corporate Secretary

                                     --------------------------------------
                                                                       Name